Exhibit 99.1

Investor Presentation September 2019

Forward Looking Statement This presentation includes forward - looking statements . All statements in this presentation, other than statements of historical facts, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward - looking statements . The words “anticipate,” “estimate,” “expect,” “project,” “plan,” “seek,” “intend,” “believe,” “may,” “might,” “will,” “should,” “could,” “likely,” “continue,” “design,” “expectation,” and the negative of such terms and other words and terms of similar expressions are intended to identify forward - looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short - term and long - term business operations and objectives and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, some of which cannot be quantified and some of which are beyond our control . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur, and our actual operating and financial results could differ materially and adversely from those anticipated or implied in the forward - looking statements . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements . In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward - looking statements . We disclaim any duty to update any of these forward - looking statements after the date of this presentation to confirm these statements in relationship to actual results or revised expectations . All forward - looking statements attributable to us are expressly qualified in their entirety by these cautionary statements as well as others made in this presentation . You should evaluate all forward - looking statements made by us in the context of these risks and uncertainties . 1

Management Team 2 ▪ Co - founder and Chairman, Co - Chief Executive Officer, Chief Financial Officer and Secretary ▪ Co - founder of Sachem Capital Partners (“SCP”), and co - founder and Managing Partner of JJV, LLC, manager of SCP since its inception in December 2010 ▪ Mr. Villano, a certified public accountant, was previously engaged in private practice for over 30 years performing accounting, auditing and tax preparation services ▪ Mr. Villano’s responsibilities include oversight of all aspects of business operations, including loan origination and servicing, investor relations, brand development and business development ▪ Also responsible for the direction and oversight of all financial and accounting matters ▪ Mr. Villano holds a Bachelor’s Degree in Accounting from the University of Rhode Island John L. Villano, CPA Jeffrey C. Villano ▪ Co - founder and Co - Chief Executive Officer, President and Treasurer ▪ Co - founder of SCP, and co - founder and Managing Partner of JJV, LLC, manager of SCP since its inception in December 2010 ▪ Mr. Villano’s responsibilities include oversight of all aspects of business operations, including loan origination and servicing, investor relations, brand development and business development ▪ Mr. Villano received an Associate’s Degree from Eastern Connecticut State University

Sachem Capital Corp. Overview

- Sachem Capital Corp. is a mortgage REIT specializing in originating, underwriting, funding, servicing and managing a portfolio of short-term, high yielding real estate loans conservatively secured by first lien mortgages
- Since inception in 2010 through June 30, 2019 Sachem has made over 1,000 loans with an aggregate original principal amount of $198.0 million
- With the aging housing stock and lack of bank financing, there is significant demand for business-purpose real estate loans that is not being met by traditional lenders
- Sachem has grown its loan portfolio from $33.8 million at year-end 2016 to $83.5 million at June 30, 2019
- Headquartered in Branford, CT with 14 employees

Q2 2019 Loan Portfolio (1)



Land Mortgages 7.3%
Mixed Use 1.8%
Commercial Mortgages 23.5%
Residential Mortgages 67.4%

Total Loan Portfolio



($ in millions)
100,000
80,000
60,000
40,000
20,000
0
2016
2017
2018
H1 2019

Key Statistics(1)

Ticker:	SACH
Exchange:	NYSE American
Share Price(3):	$4.81
Shares Outstanding(2):	21.57 million
Market Cap(3):	$103.75 million
Shareholders' Equity:	$69.4 million
Dividends (TTM):	$0.53 / share
Insider Ownership:	15.3%

(1) As of 6/30/2019
(2) As of 8/12/2019
(3) As of 8/27/2019

SACHEM CAPITAL

3

Investment Highlights 4 x Internally managed, with co - founders owning approximately 15.3% of the company, aligning management’s interests with investors x High yielding assets and low cost structure generates attractive risk adjusted return on equity x Conservative leverage profile x Experienced management team with intimate knowledge of the Connecticut and surrounding area real estate market x Significant demand for business purpose real estate loans that traditional lenders are unable to satisfy x Disciplined underwriting process with thorough collateral and borrower analysis with no net realized losses since IPO x Vertically - integrated loan origination platform allows for flexibility to structure loans that cater to the needs of clients x Long track record of successful operations with positive total returns generated for shareholders » Since its IPO, Sachem has paid regular quarterly dividends and plans to distribute 90% of the Company’s taxable income to shareholders

Source: RealtyTrac , U.S. Census Aging U.S. Housing Stock ▪ The fix - and - flip market will remain robust as the aging U.S. housing stock requires renovation and updating ▪ Aging inventory stokes demand for remodeled homes » Recently, the median age of housing stock has increased each year by approximately 0.9 year » Many homebuyers lack the desire or expertise to renovate a home and would prefer to buy a recently - renovated home M EDIAN A GE OF H OUSING S TOCK A MONG O WNER - O CCUPIED H OMES 20 22 24 26 28 30 32 34 36 38 40 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Median Housing Unit Age 5

Fix-and-Flip Activity Growing

VALUE OF U.S. HOMES FLIPPED AND RELATED FINANCING ARE GROWING

($ in billions)



$70
$60
$50
$40
$30
$20
$10
$0
$30
$36
$34
$37
$44
$41
$46
$52
$57
$61
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

PERCENTAGE OF U.S. FIX-AND-FLIP HOMES FINANCED



100%
30%
25%
20%
15%
10%
5%
0%
21%
16%
19%
18%
20%
21%
23%
24%
28%
29%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Source: ATTOM Data Solutions

SACHEM CAPITAL

6

Robust Business Model 7 ▪ Grow first mortgage loan portfolio while protecting and preserving capital ▪ Disciplined underwriting and extensive due diligence culture focusing primarily on value of underlying collateral ▪ Intimate knowledge of Connecticut real estate market and ability to respond quickly to customer needs and demands ▪ Loans are secured by first mortgages on real estate and personally guaranteed by the principals of the borrowers ▪ Continue to operate as a REIT and pay quarterly dividends to shareholders ▪ Structure mortgage loans to fit needs and business plans of borrowers: » Acquire and/or renovate existing residential real estate properties » Acquire vacant real estate and construct residential real estate properties » Purchase and hold income producing properties ▪ Revenue is generated from interest on loans, rental income on REO properties, and fee income generated from origination, processing, modifications and extension of loans Through execution of its business plan, Sachem aims to provide investors with attractive risk adjusted returns

Key Strategic Initiatives 8 Capitalize on opportunities arising from structural changes in the real estate lending market and continued limited liquidity Remain flexible to capitalize on changing investment opportunities at various points of the economic cycle Capitalize on competitor policies that inhibit borrower’s repeat business Take advantage of the prevailing positive economic environment Enhance marketing efforts that focus on borrower retention and acquisition

Typical Loan Structure 9 Sachem generates high yielding, short term business - purpose real estate loans that are not provided by traditional lenders Principal Amount ▪ Average loan amount: $202,000; Median loan amount: $137,000 ▪ Range of $7,000 to $2.3 million ▪ Maximum loan amount cannot exceed 10% of portfolio Loan - to - Value ▪ Up to 70% Interest Rate ▪ Fixed rate between 5.0% and 13.0% with a default rate of 18.0% ▪ Average portfolio yield of 12.83% Origination ▪ 2.0% to 5.0% for one to three year loans ▪ Average on loans funded for the first half of 2019 is 2.4% Terms ▪ One to three years Prepayments ▪ No prepayment penalty Payment Terms ▪ Interest payable monthly with principal payable at maturity

Loan Portfolio Overview 10 ▪ Of the total number of loans, 76% are $250,000 or less, and 95% are $500,000 or less ▪ 67% of loans are for single residential projects, primarily homes that are fixed and flipped 0 10 20 30 40 50 60 70 80 90 2016 2017 2018 Q2 2019 Residential Mortgages Commercial Mortgages Land Mortgages Mixed Use ($ in millions) Portfolio has grown consistently year - over - year backed by a diverse pool of borrowers (1) USD in Thousands Loan Amount Number of Loans Aggregate Principal Amount (1) $100,000 or less 137 $9,175 $100,001 to $250,000 176 27,221 $250,001 to $500,000 79 27,185 $500,001 to $1,000,000 15 10,018, Over $1,000,000 7 9,859 Total Loan Portfolio 414 $83,458 Quarter Ended June 30, 2019

2019 Corporate/Debt Restructuring 11 2019 Financing Activities Use of Proceeds Raised net proceeds of $21.7 million through a public bond offering of 7.125% unsecured, unsubordinated notes in June 2019 Raised net proceeds of approximately $15.5 million in the first half of 2019 through the at - the - market (ATM) offering facility Replaced the prior secured, variable rate revolving credit facility with unsecured fixed rate notes: • Provides greater flexibility to incur additional indebtedness on more favorable terms • Reduced significant banking charges related to the servicing of the credit facility • Reduces credit exposure to a single asset class (i.e., residential fix - and - flip) and • Provides greater flexibility to lend capital to asset classes with compelling loan to value prospects. Raised gross proceeds of $11.5 million by selling 2.3 million common shares in a public offering in July and August 2019 including the over - allotment shares. Intended to fund new real estate loans going forward and provide additional working capital

Restructuring Impact Short - term: ▪ $30.6 million paid towards principal on the credit facility during Q2 2019 ▪ Credit constraints temporarily slowed the growth of the mortgage loan portfolio ▪ Earnings per share were adversely impacted in the second quarter of 2019 due to the increased share count and substantial non - recurring costs associated with the termination of the prior credit facility (majority of which was non - cash expense) Long - term: ▪ Stronger balance sheet and greater flexibility to originate new loans ▪ Greater access to capital : debt offerings similar to the recent notes offering provide an attractive option to raise flexible non - dilutive capital on favorable terms ▪ Favorable outlook for the second half of the year , as well as the long - term prospects for the business 12

(1) 6/30/2019 annualized for return on assets and return on equity Income Statement Overview 13 Sachem’s business model generates strong returns and a significant cash flow coverage of interest First Half of 2019 (1) 2018 2017 Principal amount of loans earning interest $83,458 $78,891 $63,271 Loans originated in period 28,516 42,078 53,469 Total revenue 6,412 11,713 6,997 Total operating costs and expenses 3,213 3,942 2,136 Net income $3,199 $7,772 $4,861 Earnings per share $0.19 $0.50 $0.38 Total equity $69,416 $52,803 $54,566 Interest coverage ratio 6.2x 5.7x 8.3x Return on average assets 8.7% 10.1% 9.2% Return on average equity 13.0% 14.5% 11.7% Year Ending December 31, ($ in Thousands Except per Share Data)

14 Balance Sheet Overview As of June 30, 2019, the equity - to debt ratio was approximately 3:1, which does not take into account the recent $10 million equity offering ($ in Thousands) June 30, 2019 December 31, 2018 Assets Mortgage Receivables $83,458 $78,891 Other Assets 12,472 7,123 Total Assets $95,930 $86,014 Debt Unsecured unsubordinated fixed rate notes  $21,730 - Line of Credit - $27,219 Mortgage Payable 792 291 Notes Payable 12 - Total Debt 22,534 27,510 Other Liabilities 3,980 5,701 Equity 69,416 52,803 Total Equity and Liabilities $95,930 $86,014 Total Debt / Equity 32.5% 52.1% Total Debt / Assets 23.5% 32.0% Asset Coverage 425.7% 312.7%

Portfolio Performance 15 (1) Accordingly, for the first half of the 2017 period, net origination fee income is net of the amounts payable to JJV and other ad justments. From and after February 9, 2017, JJV is no longer entitled to any payments from Sachem (other than dividends paid to it in its capacity as a shareholder of Sachem). (2) Weighted average contractual interest rate does not include origination fee income. (3) Without giving effect to extension fees. ($ in Thousands) Three Months Ended Year - End Year - End 6/30/2019 12/31/2018 12/31/2017 Total Assets $95,930 $86,014 $67,495 No. of loans in Portfolio 414 403 337 Principal Amount of Loans in Portfolio $83,458 $78,891 $63,271 Interest Income $2,315 $8,961 $5,435 Gross Origination Fee Income (1) $689 $1,347 $1,735 Wtd . Average Contractual Interest Rate (2) 12.83% 12.9% 12.1% Average Outstanding Loan Balance $202 $196 $188 Weighted Average Term to Maturity (months) (3) 11 11 12 Foreclosures In Process 8 13 12 Loan Principal Paid Off $12,616 $24,641 $23,949

Dividends Paid 16 Quarter Dividend Q2 2017 $0.105 Q3 2017 $0.105 Q4 2017 $0.105 Q1 2018 $0.105 Q2 2018 $0.11 Q3 2018 $0.12 Q4 2018 $0.17 Q1 2019 $0.12 Q2 2019 $0.12 Plan to distribute 90+% of taxable income to shareholders annually Dividends paid relating to income earned in the first half of 2019 - $ 4.7 MM

Investment Highlights 17 x Internally managed, with co - founders owning approximately 15.3% of the company, aligning management’s interests with investors x High yielding assets and low cost structure generates attractive risk adjusted return on equity x Conservative leverage profile x Experienced management team with intimate knowledge of the Connecticut and surrounding area real estate market x Significant demand for business purpose real estate loans that traditional lenders are unable to satisfy x Disciplined underwriting process with thorough collateral and borrower analysis with no net realized losses since IPO x Vertically - integrated loan origination platform allows for flexibility to structure loans that cater to the needs of clients x Long track record of successful operations with positive total returns generated for shareholders » Since its IPO, Sachem has paid regular quarterly dividends and plans to distribute 90% of the Company’s taxable income to shareholders

698 Main Street Branford, CT 06405 https://www.sachemcapitalcorp.com/